Exhibit 77C
          Kemper Technology Fund
          Form N-SAR for the period ended 10/31/95
          File No. 811-0547
          Page 1


          A special meeting of Registrant's shareholders was held on September 19, 1995. Votes regarding the items submitted to shareholder vote are set forth below.

          Item 1:  Election of the Board of Trustees

                   David W. Belin

                       Vote             Number
                       ----             -----------
                       FOR               46,340,989
                       WITHHELD           1,276,139

                   Lewis A. Burnham

                       Vote             Number
                       ----             -----------
                       FOR               46,479,079
                       WITHHELD           1,138,049

                   Donald L. Dunaway

                       Vote             Number
                       ----             -----------
                       FOR               46,364,798
                       WITHHELD           1,252,330

                   Robert B. Hoffman

                       Vote             Number
                       ----             -----------
                       FOR               46,374,321
                       WITHHELD           1,242,807

                   Donald R. Jones

                       Vote             Number
                       ----             -----------
                       FOR               46,474,317
                       WITHHELD           1,142,811

                   David B. Mathis

                       Vote             Number
                       ----             -----------
                       FOR               46,464,794
                       WITHHELD           1,152,334












          Exhibit 77C
          Kemper Technology Fund
          Form N-SAR for the period ended 10/31/95
          File No. 811-0547
          Page 2


                   Shirley D. Peterson

                       Vote             Number
                       ----             -----------
                       FOR               46,460,032
                       WITHHELD           1,157,096

                   William P. Sommers

                       Vote             Number
                       ----             -----------
                       FOR               46,350,512
                       WITHHELD           1,266,616

                   Stephen B. Timbers

                       Vote             Number
                       ----             -----------
                       FOR               46,493,364
                       WITHHELD           1,123,764


          Item 2:  Selection of Independent Auditors


                       Vote             Number
                       ----             -----------
                       FOR               46,077,064
                       AGAINST              394,576
                       ABSTAIN            1,145,488





























          Exhibit 77C
          Kemper Technology Fund
          Form N-SAR for the period ended 10/31/95
          File No. 811-0547
          Page 3


          Item 3:  New Investment Management Agreement

                    Vote         Number
                    ----         ----------
                    FOR          44,305,327
                    AGAINST       1,188,412
                    ABSTAIN       2,123,389


          Item 4B:  New Rule 12b-1 Distribution Plan (For Class B
          Shareholders Only)

                    Vote         Number
                    ----         ----------
                    FOR             942,487
                    AGAINST          50,002
                    ABSTAIN          64,836


          Item 4C:  New Rule 12b-1 Distribution Plan (For Class C
          Shareholders Only)

                    Vote         Number
                    ----         ----------
                    FOR              33,072
                    AGAINST              13
                    ABSTAIN           1,617





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